NUMBER                                                                    SHARES

---------                                                               --------

                                 CFB BANCSHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE
                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH
                             OF THE COMMON STOCK OF
                              CFB BANCSHARES, INC.

the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     The Certificate is not valid until countersigned by the Transfer Agent.

     WITNESS, the facsimle seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




------------------------------------  [SEAL] -----------------------------------
             SECRETARY                                    PRESIDENT

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                         UNIF TRANS MIN ACT --______ Custodian
TEN ENT -- as tenants by the entireties                                    (Cust)
JT TEN  -- as joint tenants with right of                                   ______ under Uniform
           survivorship and not as tenants in common                        (Minor)
                                                                            Transfer to Minors
                                                                             ______
                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

For value received  ___________________  hereby sell,  assign and transfer unto:

Taxpayer Identification Number                                            SHARES

--------------------------------                                       --------


Please print or type name and address of assignee

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For value received ________________ hereby sell, assign and transfer unto:

Taxpayer Identification Number                                          SHARES

--------------------------------                                        --------


Please print or type name and address of assignee

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________ of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Date ______________, _____
                                            ------------------------------------
                                            Signature(s)

                                            ------------------------------------
                                            Signature(s)


NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


A NOTARY SEAL IS NOT ACCEPTABLE, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15.



                                             -----------------------------------
                                               Medallion signature(s) guarantee: